WLR&K DRAFT 8/9/95
                                                          Exhibit 4.3(e)
















                              DEBT WARRANT AGREEMENT


                                     between


                               HECLA MINING COMPANY


                                       and


                                           , as Warrant Agent


                             Dated







                                TABLE OF CONTENTS


                                                                    Page

                                   ARTICLE ONE

                      ISSUANCE OF WARRANTS AND EXECUTION AND
                         DELIVERY OF WARRANT CERTIFICATE

         SECTION 1.01    Issuance of Warrants.....................    2
         SECTION 1.02    Execution and Delivery of Warrant
                           Certificates...........................    2
         SECTION 1.03    Issuance of Warrant Certificates.........    4
         SECTION 1.04    Temporary Warrant Certificates...........    4


                                   ARTICLE TWO

                       WARRANT PRICE, DURATION AND EXERCISE
                                   OF WARRANTS

         SECTION 2.01    Warrant Price............................    5
         SECTION 2.02    Duration of Warrants.....................    5
         SECTION 2.03    Exercise of Warrants.....................    6


                                  ARTICLE THREE

                      OTHER PROVISIONS RELATING TO RIGHTS OF
                         HOLDERS OF WARRANT CERTIFICATES

         SECTION 3.01    No Rights as Warrant Securityholder
                           Conferred by Warrants or Warrant
                           Certificates...........................    8
         SECTION 3.02    Lost, Stolen, Mutilated or Destroyed
                           Warrant Certificates...................    8
         SECTION 3.03    Holder of Warrant Certificate May
                           Enforce Rights.........................    9
         SECTION 3.04    Consolidation, Merger, Conveyance,
                           Transfer or Lease......................    9


                                   ARTICLE FOUR

                  EXCHANGE AND TRANSFERS OF WARRANT CERTIFICATES

         SECTION 4.01    Exchange and Transfers of Warrant
                           Certificates...........................   10






                                                                    Page


         SECTION 4.02    Treatment of Holders of Warrant
                           Certificates...........................   11
         SECTION 4.03    Cancellation of Warrant Certificates.....   12


                                   ARTICLE FIVE

                           CONCERNING THE WARRANT AGENT

         SECTION 5.01    Warrant Agent............................   12
         SECTION 5.02    Conditions of Warrant Agent's
                           Obligations............................   12
         SECTION 5.03    Resignation, Removal and Appointment
                           of Successor...........................   14


                                   ARTICLE SIX

                                  MISCELLANEOUS

         SECTION 6.01    Notice ..................................   16
         SECTION 6.02    Notices and Demands to the Company
                           and Warrant Agent......................   17
         SECTION 6.03    Amendment................................   17
         SECTION 6.04    Saturdays, Sundays, Holidays, etc........   18
         SECTION 6.05    Applicable Law...........................   18
         SECTION 6.06    Obtaining of Governmental Approvals......   18
         SECTION 6.07    Delivery of Prospectus...................   19
         SECTION 6.08    Persons Having Rights Under Warrant
                           Agreement..............................   19
         SECTION 6.09    Headings.................................   19
         SECTION 6.10    Counterparts.............................   19
         SECTION 6.11    Inspection of Agreement..................   19
         SECTION 6.12    Successors and Assigns...................   20


         TESTIMONIUM..............................................   20
         SIGNATURE AND SEALS......................................   20

         EXHIBIT A   Form of Warrant Certificate..................  A-1

         EXHIBIT B   Form of Certificate Regarding Bearer
                       Warrant Securities.........................  B-1















                               HECLA MINING COMPANY

                             Debt Warrant Agreement*


                   THIS WARRANT AGREEMENT, dated as of                ,
         is between HELCA MINING COMPANY, a Delaware corporation (here-inafter called the "Company," which term includes any successor corporation under the Indenture hereinafter referred to), and
                                   , as Warrant Agent (herein called the
         "Warrant Agent").

                   WHEREAS, the Company has entered into an indenture (the "[Senior] [Subordinated] Indenture") dated as of
           , 199  between the Company and           , pro-
         viding for the issuance from time to time of its unsecured [senior] [subordinated] debentures, notes or other evidences of indebtedness (the "[Senior] [Subordinated] Debt Securities"), to be issued in one or more series as provided in the [Senior] [Subordinated] Indenture; [if Warrant Securities are not under same Indenture as Debt Securities to which they are attached -- and an Indenture (the "[Senior] [Subordinated] Indenture," the Senior and Subordinated Indentures being referred to collec-
         tively as the "Indentures") dated as of {August}   , 1995 be-
         tween the Company and           , as trustee (the
         "[Senior] [Subordinated] Trustee," (the Senior and Subordinated Trustees being referred to collectively, as the "Trustees"), providing for the issuance from time to time of its [senior] [subordinated] debentures, notes or other evidences of indebt-edness (the "[Senior] [Subordinated] Debt Securities", the [Senior] and [Subordinated] Debt Securities being referred to collectively as the "Debt Securities"), to be issued in one or more series as provided in the [Senior] [Subordinated] Inden-ture]; and

                   WHEREAS, the Company proposes to sell [if Warrants
         are sold with other securities -- [title of such other securi-ties being offered] (the "Offered Securities") with] warrant certificates evidencing one or more warrants (the "Warrants" or individually a "Warrant") representing the right to purchase [title of Debt Securities purchasable through exercise of War-rants] (the "Warrant Securities"), such warrant certificates
         _____________________
         *    Complete or modify the provisions of this Warrant
         Agreement as appropriate to reflect the terms of the Warrants, Warrant Securities and Offered Securities. Monetary amounts may be in U.S. dollars or in foreign currency or currencies (including composite currencies) or currency unit or units.







         and other warrant certificates issued pursuant to this Agree-ment being herein called the "Warrant Certificates"; and

                   WHEREAS, the Company desires the Warrant Agent to act on behalf of the Company, and the Warrant Agent is willing so to act, in connection with the issuance, exchange, exercise and replacement of the Warrant Certificates, and in this Agreement wishes to set forth, among other things, the form and provi-
         sions of the Warrant Certificates                        and
         the terms and conditions on which they may be issued, ex-changed, exercised and replaced;

                   NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained, the parties hereto agree as follows:

                                   ARTICLE ONE

                      ISSUANCE OF WARRANTS AND EXECUTION AND
                         DELIVERY OF WARRANT CERTIFICATES

         SECTION 1.01   Issuance of Warrants.

                   [If Warrants alone -- Upon issuance, each Warrant Certificate shall evidence one or more Warrants.] [If Offered Securities and Warrants -- Warrants shall be [initially] issued in connection with the issuance of the Offered Securities [but
         shall be separately transferable on and after              (the
         "Detachable Date")] [and shall not be separately transferable], and each Warrant Certificate shall evidence one or more War-rants.] Each Warrant evidenced thereby shall represent the right, subject to the provisions contained herein and therein, to purchase a Warrant Security in the principal amount of
         $          .  [If Offered Securities and Warrants -- Warrant
         Certificates shall be initially issued in units with the Offered Securities, and each Warrant Certificate included in
         such a unit shall evidence Warrants for each $[          ] in
         principal amount of Offered Securities included in such unit.]

         SECTION 1.02   Execution and Delivery of
                        Warrant Certificates.

                   Each Warrant Certificate, whenever issued, shall be in [registered] [bearer] form substantially in the form set
         forth in Exhibit A hereto, shall be dated              and may
         have such letters, numbers or other marks of identification or designation and such legends or endorsements printed, litho-graphed or engraved thereon as the officers of the Company executing the same may approve (execution thereof to be conclu-sive evidence of such approval) and as are not inconsistent










         with the provisions of this Agreement, or as may be required to comply with any law or with any rule or regulation made pursu-ant thereto or with any rule or regulation of any stock exchange on which the Warrants may be listed, or to conform to usage. The Warrant Certificates shall be signed on behalf of the Company by its Chairman of the Board, its Chief Executive Officer, its President or one of its Vice Presidents and by its Secretary or one of its Assistant Secretaries under its corpo-rate seal reproduced thereon. Such signatures may be manual or facsimile signatures of such authorized officers and may be imprinted or otherwise reproduced on the Warrant Certificates. The seal of the Company may be in the form of a facsimile thereof and may be impressed, affixed, imprinted or otherwise reproduced on the Warrant Certificates.

                   No Warrant Certificate shall be valid for any pur-pose, and no Warrant evidenced thereby shall be exercisable, until such Warrant Certificate has been countersigned by the manual signature of the Warrant Agent. Such signature by the Warrant Agent upon any Warrant Certificate executed by the Com-pany shall be conclusive evidence that the Warrant Certificate so countersigned has been duly issued hereunder.

                   In case any officer of the Company who shall have signed any of the Warrant Certificates either manually or by facsimile signature shall cease to be such officer before the Warrant Certificates so signed shall have been countersigned and delivered by the Warrant Agent, such Warrant Certificates may be countersigned and delivered notwithstanding that the person who signed such Warrant Certificates ceased to be such officer of the Company; and any Warrant Certificate may be signed on behalf of the Company by such persons as, at the actual date of the execution of such Warrant Certificate, shall be the proper officers of the Company, although at the date of the execution of this Agreement any such person was not such an officer.

                   The term "holder" or "holder of a Warrant Certifi-cate" as used herein shall mean [If registered Warrants -- any person in whose name at the time any Warrant Certificate shall be registered upon the books to be maintained by the Warrant Agent for that purpose] [If bearer Warrants -- the bearer of any Warrant Certificate] [If registered Offered Securities and Warrants are not immediately detachable -- or upon the register of the Offered Securities prior to the Detachable Date. Prior to the Detachable Date, the Company will, or will cause the registrar of the Offered Securities to, make available at all times to the Warrant Agent such information as to holders of the Offered Securities with Warrants as may be necessary to










         keep the Warrant Agent's records up to date]  [If bearer
         Offered Securities and Warrants are not immediately detachable -- or the bearer of any Offered Security prior to the Detach-able Date].

                   [If Warrants are issuable as a Global Warrant -- "Global Warrant" means a Warrant that evidences all or part of the Warrants and is authenticated and delivered to[, and regis-tered in the name of,] the Depositary for such Warrants or a nominee thereof. "Depositary" means, with respect to Warrants issuable in whole or in part in the form of one or more Global Warrants, a clearing agency that the Company designates to act as Depositary.]

         SECTION 1.03   Issuance of Warrant Certificates.

                   Warrant Certificates evidencing the right to purchase
         an aggregate not exceeding $          aggregate principal
         amount of Warrant Securities (except as provided in Sections 1.04, 2.03(c), 3.02 and 4.01) may be executed by the Company and delivered to the Warrant Agent upon the execution of this Agreement or from time to time thereafter. The Warrant Agent shall, upon receipt of Warrant Certificates duly executed on behalf of the Company, countersign Warrant Certificates evi-dencing Warrants representing the right to purchase up to
         $           aggregate principal amount of Warrant Securities
         and shall deliver such Warrant Certificates to or upon the order of the Company. Subsequent to such original issuance of the Warrant Certificates, the Warrant Agent shall countersign a Warrant Certificate only if the Warrant Certificate is issued in exchange or substitution for one or more previously counter-signed Warrant Certificates [or in connection with their trans-fer], as hereinafter provided.

         SECTION 1.04   Temporary Warrant Certificates.

                   Pending the preparation of definitive Warrant Cer-tificates, the Company may execute, and upon the order of the Company, the Warrant Agent shall authenticate and deliver, tem-porary Warrant Certificates which are printed, lithographed, typewritten, mimeographed or otherwise produced substantially of the tenor of the definitive Warrant Certificates in lieu of which they are issued and with such insertions, omissions, sub-stitutions and other variations as the officers executing such Warrant Certificate may determine are appropriate, as evidenced by their execution of such Warrant Certificates.

                   If temporary Warrant Certificates are issued, the Company will cause definitive Warrant Certificates to be prepared without unreasonable delay. After the preparation of









         definitive Warrant Certificates, the temporary Warrant Certifi-cates shall be exchangeable for definitive Warrant Certificates upon surrender of the temporary Warrant Certificates at the
         corporate trust office of the Warrant Agent [or          ],
         without charge to the holder. Upon surrender for cancellation of any one or more temporary Warrant Certificates the Company shall execute and the Warrant Agent shall authenticate and deliver in exchange therefor definitive Warrant Certificates representing the same aggregate number of Warrants. Until so exchanged, the temporary Warrant Certificates shall in all respects be entitled to the same benefits under this Agreement as definitive Warrant Certificates.

                                   ARTICLE TWO

                           WARRANT PRICE, DURATION AND
                               EXERCISE OF WARRANTS

         SECTION 2.01   Warrant Price.

                   During the period from             , through and
         including             , each Warrant shall entitle the holder
         thereof, subject to the provisions of this Agreement, to pur-chase from the Company the principal amount of Warrant Securi-ties stated in the Warrant Certificate at the exercise price of
         $          , plus [accrued amortization of the original issue
         discount] [accrued interest], if any, from the most recent date from which interest shall have been paid on the Warrant Securi-ties or, if no interest shall have been paid on the Warrant
         Securities, from             .  [In each case, the original
         issue discount will be amortized at a      percent annual rate,
         computed on an annual basis using the "interest" method and using a 360-day year consisting of twelve 30-day months]. Such purchase price of Warrant Securities is referred to in this Agreement as the "Warrant Price." [The original issue discount
         for each $           principal amount of Warrant Securities is
         $            .]

         SECTION 2.02   Duration of Warrants.

                   Each Warrant may be exercised in whole at any time, as specified herein, on or after [the date thereof]
         [          ] and at or before 5 P.M., New York City time, on
                      [or such later date as the Company may designate, by notice to the Warrant Agent and the holders of Warrant Cer-tificates [If registered Warrants -- mailed to their addresses as set forth in the record books of the Warrant Agent] [If bearer Warrants -- published in a newspaper of general









         circulation in the City of New York and London]] (the "Expira-tion Date"). Each Warrant not exercised at or before 5 P.M., New York City time, on the Expiration Date shall become void, and all rights of the holder of the Warrant Certificate evi-dencing such Warrant under this Agreement shall cease.

         SECTION 2.03   Exercise of Warrants.

                   (a) During the period specified in Section 2.02, any whole number of Warrants may be exercised by providing certain information as set forth on the reverse side of the Warrant Certificate and by paying in full, in [lawful money of the United States of America] [applicable currency] [in cash or by certified check or official bank check or by bank wire trans-fer, in each case,] [by bank wire transfer] in [immediately available] [next-day] funds the Warrant Price for each Warrant exercised, to the Warrant Agent at its corporate trust office
         [or at           ], provided that such exercise is subject to
         receipt within five business days of such [payment] [wire transfer] by the Warrant Agent of the Warrant Certificate with the form of election to purchase Warrant Securities set forth on the reverse side of the Warrant Certificate properly com-pleted and duly executed. The date on which payment in full of the Warrant Price is received by the Warrant Agent shall, sub-ject to receipt of the Warrant Certificate as aforesaid, be deemed to be the date on which the Warrant is exercised. The Warrant Agent shall deposit all funds received by it in payment of the Warrant Price in an account of the Company maintained with it [if non-dollar denominated funds -- or in such other account designated by the Company] and shall advise the Company by telephone at the end of each day on which a [payment] [wire transfer] for the exercise of Warrants is received of the amount so deposited to its account. The Warrant Agent shall promptly confirm such telephone advice to the Company in writ-ing.

                   (b) The Warrant Agent shall, from time to time, as promptly as reasonably practicable, advise the Company and the [Trustee under the Indenture relating to the Warrant Securi-ties] of (i) the number of Warrants exercised, (ii) the in-structions of each holder of the Warrant Certificates evidenc-ing such Warrants with respect to delivery of the Warrant Secu-rities to which such holder is entitled upon such exercise,
         (iii) delivery of Warrant Certificates evidencing the balance, if any, of the Warrants remaining after such exercise, and (iv) such other information as the Company or such Trustee shall reasonably require.

                   (c) As soon as reasonably practicable after the exercise of any Warrant, the Company shall issue, pursuant to









         the Indenture, in authorized denominations to or upon the order of the holder of the Warrant Certificate evidencing such War-rant, the Warrant Securities to which such holder is entitled [If registered Warrant Securities -- , in fully registered form, registered in such name or names as may be directed by such holder]. If fewer than all of the Warrants evidenced by such Warrant Certificate are exercised, the Company shall execute, and an authorized officer of the Warrant Agent shall manually countersign and deliver a new Warrant Certificate evi-dencing the number of such Warrants remaining unexercised.

                   (d) Issuance of certificates for the Warrant Securi-ties upon the exercise of the Warrants shall be made without charge to the Warrantholder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificates, all of which taxes and expenses shall be paid by the Company, and [If bearer Warrant Securities -- , upon deliv-ery of the applicable certification in the form of Exhibit B hereto with respect to Warrant Securities in bearer form,] such certificates shall be issued in the name of the Warrantholder or in such name or names as may be directed by the Warrant-holder; [If registered Warrants -- provided, however, that in the event certificates for the Warrant Securities are to be issued in a name other than the name of the Warrantholder, the Warrant Certificate when surrendered for exercise shall be accompanied by the Assignment Form attached to the Warrant Cer-tificate duly executed by the Warrantholder;] [If bearer War-rant Securities -- provided, however, that unless otherwise designated by the Company, Warrant Securities in bearer form shall be delivered to or upon the order of such Warrantholder only outside the United States and its possessions;] and pro-vided further, that upon any transfer involved in the issuance or delivery of any certificates for the Warrant Securities, the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

                   The Company shall not be required to pay any stamp or other tax or other governmental charge required to be paid in connection with any transfer of the Warrant Securities, and shall not be required to issue or deliver any Warrant Security until such tax or other charge shall have been paid or it has been established to the Company's satisfaction that no such tax or other charge is due.














                                  ARTICLE THREE

                       OTHER PROVISIONS RELATING TO RIGHTS
                        OF HOLDERS OF WARRANT CERTIFICATES

         SECTION 3.01   No Rights as Warrant Securityholder
                        Conferred by Warrants or Warrant
                        Certificates.

                   No Warrant Certificates or Warrant evidenced thereby shall entitle the holder thereof to any of the rights of a holder of Warrant Securities, including, without limitation, the right to receive the payment of principal of, premium, if any, or interest on Warrant Securities or to enforce any of the covenants in the [Indenture relating to the Warrant Securi-ties].

         SECTION 3.02   Lost, Stolen, Mutilated or Destroyed
                        Warrant Certificates.

                   Upon receipt by the Warrant Agent of evidence reason-ably satisfactory to it and the Company of the ownership of and the loss, theft, destruction or mutilation of any Warrant Cer-tificate and of indemnity reasonably satisfactory to the War-rant Agent and the Company and, in the case of mutilation, upon surrender thereof to the Warrant Agent for cancellation, then, in the absence of notice to the Company or the Warrant Agent that such Warrant Certificate has been acquired by a bona fide purchaser, the Company shall execute, and an authorized officer of the Warrant Agent shall manually countersign and deliver, in exchange for or in lieu of the lost, stolen, destroyed or muti-lated Warrant Certificate, a new Warrant Certificate of the same tenor and evidencing a like number of Warrants. Upon the issuance of any new Warrant Certificate under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Warrant Agent) in connection therewith. Every substitute Warrant Certificate executed and delivered pursuant to this Section in lieu of any lost, stolen or destroyed War-rant Certificate shall be entitled to the benefits of this Agreement equally and proportionately with any and all other Warrant Certificates duly executed and delivered hereunder.
         The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement of mutilated, lost, stolen or destroyed Warrant Certificates.











         SECTION 3.03   Holder of Warrant Certificate May
                        Enforce Rights.

                   Notwithstanding any of the provisions of this Agree-ment, any holder of a Warrant Certificate, without the consent of the Warrant Agent, the Trustee, the holder of any Warrant Securities or the holder of any other Warrant Certificate, may, in such holder's own behalf and for such holder's own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company suitable to enforce, or other-wise in respect of, such holder's right to exercise the War-rants evidenced by such holder's Warrant Certificate in the manner provided in such holder's Warrant Certificate and in this Agreement.

         SECTION 3.04   Consolidation, Merger, Conveyance,
                        Transfer or Lease.

                   If at any time there shall be a merger, consolida-tion, conveyance, transfer or lease of assets subject to Article Eight of the [Senior] [Subordinated] Indenture relating to the Warrant Securities, then in any such event the successor or assuming corporation referred to therein shall succeed to and be substituted for the Company, with the same effect, sub-ject to such Indenture, as if it had been named herein and in the Warrant as the Company; the Company shall thereupon be relieved of any further obligation hereunder or under the War-rants, and the Company as the predecessor corporation may thereupon or any time thereafter be dissolved, wound up or liq-uidated. Such successor or assuming corporation thereupon may cause to be signed, and may issue either in its own name or in the name of the Company, any or all of the Warrants issuable hereunder that theretofore shall not have been signed by the Company, and may execute and deliver Warrant Securities in its own name pursuant to such Indenture, in fulfillment of its obligations to deliver Warrant Securities upon exercise of the Warrants. All the Warrants so issued shall in all respects have the same legal rank and benefit under this Agreement as the Warrants theretofore or thereafter issued in accordance with the terms of this Agreement as though all of such Warrants had been issued at the date of the execution hereof. In any case of any such consolidation, merger, conveyance, transfer or lease, such changes in phraseology and form (but not in sub-stance) may be made in the Warrants thereafter to be issued as may be appropriate.

                   The Warrant Agent may receive a written opinion of legal counsel as conclusive evidence that any such consolida-tion, merger, conveyance, transfer or lease complies with the provisions of this Section 3.04 and such Indenture.









                                   ARTICLE FOUR

                              EXCHANGE AND TRANSFERS
                             OF WARRANT CERTIFICATES

         SECTION 4.01   Exchange and Transfers of Warrant
                        Certificates.

                   [If Offered Securities with Warrants that are imme-diately detachable -- Upon] [If Offered Securities with War-rants that are not immediately detachable -- Prior to the Detachable Date, a Warrant Certificate may be exchanged or transferred only together with the Offered Security to which the Warrant Certificate was initially attached, and only for the purpose of effecting or in conjunction with an exchange or transfer of such Offered Security. Prior to any Detachable Date, each transfer of the Offered Security [on the register of the Offered Securities] shall operate also to transfer the related Warrant Certificates. After the Detachable Date, upon] [If registered Warrants -- surrender at the corporate trust
         office of the Warrant Agent [or              ], Warrant Cer-
         tificates evidencing Warrants may be exchanged for Warrant Cer-tificates in other denominations evidencing such Warrants or the transfer thereof may be registered in whole or in part; provided that such other Warrant Certificates evidence the same aggregate number of Warrants as the Warrant Certificates so surrendered. The Warrant Agent shall keep, at its corporate
         trust office [and at           ], books in which, subject to
         such reasonable regulations as it may prescribe, it shall reg-ister Warrant Certificates and exchanges and transfers of out-standing Warrant Certificates, upon surrender of the Warrant Certificates to the Warrant Agent at its corporate trust office
         [or           ] for exchange or registration of transfer, prop-
         erly endorsed or accompanied by appropriate instruments of reg-istration of transfer and written instructions for transfer, all in form satisfactory to the Company and the Warrant Agent. No service charge shall be made for any exchange or registra-tion of transfer of Warrant Certificates, but the Company may require payment of a sum sufficient to cover any stamp or other tax or other governmental charge that may be imposed in con-nection with any such exchange or registration of transfer. Whenever any Warrant Certificates are so surrendered for exchange or registration of transfer, an authorized officer of the Warrant Agent shall manually countersign and deliver to the person or persons entitled thereto a Warrant Certificate or Warrant Certificates duly authorized and executed by the Com-pany, as so requested. The Warrant Agent shall not be required to effect any exchange or registration of transfer that will result in the issuance of a Warrant Certificate evidencing a fraction of a Warrant or a number of full Warrants and a









         fraction of a Warrant. All Warrant Certificates issued upon any exchange or registration of transfer of Warrant Certifi-cates shall be the valid obligation of the Company, evidencing the same obligations, and entitled to the same benefits under this Agreement, as the Warrant Certificate surrendered for such exchange or registration of transfer] [If bearer Warrants -- delivery of Warrant Certificates, title to such Warrant Cer-tificates shall pass].

                  [If Warrants are issuable as a registered Global War-rant -- Notwithstanding any other provision in this Agreement, no Global Warrant may be transferred to, or registered or ex-changed for Warrants registered in the name of, any person other than the Depositary for such Global Warrant or any nomi-nee thereof, and no such transfer may be registered, unless (i) such Depositary notifies the Company that it is unwilling or unable to continue as Depositary for such Global Warrant, (ii) the Company executes and delivers to the Warrant Agent and the [Senior] [Subordinated] Trustee[s] a written order executed by the Company that such Global Warrant shall be so transferable, registerable and exchangeable, and such transfers shall be reg-istrable, or (iii) there shall have occurred and be continuing an event of default with respect to the Warrants evidenced by such Global Warrant. Notwithstanding any other provision in this Agreement, a Global Warrant to which the restriction set forth in the preceding sentence shall have ceased to apply may be transferred only to, and may be registered and exchanged for Warrants registered only in the name or names of, such person or persons as the Depositary for such Global Warrant shall have directed and no transfer thereof other than such a transfer may be registered.]

         SECTION 4.02   Treatment of Holders of Warrant
                        Certificates.

                   [If Offered Securities and Warrants are not immedi-ately detachable -- Prior to the Detachable Date, the Company, the Warrant Agent and all other persons may treat the owner of any Offered Securities as the owner of the Warrant Certificates initially attached thereto for any purpose and as the person entitled to exercise the rights represented by the Warrants evidenced by such Warrant Certificates, any notice to the con-trary notwithstanding. After the Detachable Date,] [if regis-tered Warrants -- [and] [p][P]rior to the due presentment of a Warrant Certificate for registration of transfer,] [t][T]he Company and the Warrant Agent and all other persons may treat the [registered holder] [bearer] of a Warrant Certificate as the absolute owner thereof for any purpose and as the person entitled to exercise the rights represented by the Warrants










         evidenced thereby, any notice to the contrary notwithstanding.

         SECTION 4.03   Cancellation of Warrant Certificates.

                   Any Warrant Certificate surrendered for exchange[, registration of transfer] or exercise of the Warrants evidenced thereby shall, if surrendered to the Company, be delivered to the Warrant Agent and all Warrant Certificates surrendered or so delivered to the Warrant Agent shall be promptly canceled by the Warrant Agent and shall not be reissued and, except as expressly permitted by this Agreement, no Warrant Certificate shall be issued hereunder in exchange or in lieu thereof. The Warrant Agent shall deliver to the Company from time to time or otherwise dispose of canceled Warrant Certificates in a manner satisfactory to the Company.

                                   ARTICLE FIVE

                           CONCERNING THE WARRANT AGENT

         SECTION 5.01   Warrant Agent.

                   The Company hereby appoints                as the
         Warrant Agent of the Company in respect of the Warrants and the Warrant Certificates upon the terms and subject to the condi-
         tions herein set forth, and                    hereby accepts
         such appointment. The Warrant Agent shall have the powers and authority granted to and conferred upon it in the Warrant Cer-tificates and hereby and such further powers and authority to act on behalf of the Company as the Company may hereafter grant to or confer upon it. All of the terms and provisions with respect to such powers and authority contained in the Warrant Certificates are subject to and governed by the terms and pro-visions hereof.

         SECTION 5.02   Conditions of Warrant Agent's
                        Obligations.

                   The Warrant Agent accepts its obligations herein set forth upon the terms and conditions hereof, including the fol-lowing to all of which the Company agrees and to all of which the rights hereunder of the holders from time to time of the Warrant Certificates shall be subject:

                   (a) Compensation and Indemnification. The Company agrees promptly to pay the Warrant Agent the compensation agreed upon with the Company for all services rendered by the Warrant Agent and to reimburse the Warrant Agent for reasonable out-of-pocket expenses (including counsel fees)









              reasonably incurred without negligence or bad faith by the Warrant Agent in connection with the services rendered hereunder by the Warrant Agent. The Company also agrees to indemnify the Warrant Agent for, and to hold it harm-less against, any loss, liability or expense incurred without negligence or bad faith on the part of the Warrant Agent, arising out of or in connection with its acting as Warrant Agent hereunder, as well as the reasonable costs and expenses of defending against any claim of such lia-bility.

                   (b) Agent for the Company. In acting under this Agreement and in connection with the Warrant Certificates, the Warrant Agent is acting solely as agent of the Company and does not assume any obligations or relationship of agency or trust for or with any of the holders of Warrant Certificates or beneficial owners of Warrants.

                   (c) Counsel. The Warrant Agent may consult with counsel satisfactory to it, and the written advice of such counsel shall be full and complete authorization and pro-tection in respect of any action reasonably taken, suf-fered or omitted by it hereunder in good faith and in accordance with the advice of such counsel.

                   (d) Documents. The Warrant Agent shall be protected and shall incur no liability for or in respect of any action taken or thing suffered by it in reliance upon any Warrant Certificate, notice, direction, consent, certifi-cate, affidavit, statement or other paper or document rea-sonably believed by it to be genuine and to have been pre-sented or signed by the proper parties.

                   (e) Certain Transactions. The Warrant Agent, and its officers, directors and employees, may become the owner of, or acquire any interest in, Warrants, with the same rights that it or they would have if it were not the Warrant Agent hereunder, and, to the extent permitted by applicable law, it or they may engage or be interested in any financial or other transaction with the Company and may act on, or as depositary, trustee or agent for, any committee or body of holders of Warrant Securities or other obligations of the Company as freely as if it were not the Warrant Agent hereunder. Nothing in this Agree-ment shall be deemed to prevent the Warrant Agent from acting as trustee under any indentures.

                   (f) No Liability for Interest. Unless otherwise agreed with the Company, the Warrant Agent shall have no liability for interest on any monies at any time received









              by it pursuant to any of the provisions of this Agreement or of the Warrant Certificates.

                   (g) No Liability for Invalidity. The Warrant Agent shall have no liability with respect to any invalidity of this Agreement or any of the Warrant Certificates (except as to the Warrant Agent's countersignature thereon).

                   (h) No Responsibility for Representations. The War-rant Agent shall not be responsible for any of the recit-als or representations herein or in the Warrant Certifi-cates (except as to the Warrant Agent's countersignature thereon), all of which are made solely by the Company.

                   (i) No Implied Obligations. The Warrant Agent shall be obligated to perform only such duties as are herein and in the Warrant Certificates specifically set forth and no implied duties or obligations shall be read into this Agreement or the Warrant Certificates against the Warrant Agent. The Warrant Agent shall not be accountable or under any duty or responsibility for the use by the Com-pany of any of the Warrant Certificates authenticated by the Warrant Agent and delivered by it to the Company pur-suant to this Agreement or for the application by the Com-pany of the proceeds of the Warrant Certificates. The Warrant Agent shall have no duty or responsibility in case of any default by the Company in the performance of its covenants or agreements contained herein or in the Warrant Certificates or in the case of a receipt of any written demand from a holder of a Warrant Certificate with respect to such default, including, without limiting the general-ity of the foregoing, any duty or responsibility to ini-tiate or attempt to initiate any proceedings at law or otherwise or, except as provided in Section 6.02 hereof, to make any demand upon the Company.

         SECTION 5.03   Resignation, Removal and Appointment
                        of Successor.

                   (a) The Company agrees, for the benefit of the hold-ers from time to time of the Warrant Certificates, that there shall at all times be a Warrant Agent hereunder until all the Warrants have been exercised or are no longer exercisable.

                   (b) The Warrant Agent may at any time resign as such agent by giving written notice to the Company of such intention on its part, specifying the date on which its desired resigna-tion shall become effective; provided that such date shall be not less than three months after the date on which such notice









         is given unless the Company otherwise agrees. The Warrant Agent hereunder may be removed at any time by the filing with it of an instrument in writing signed by or on behalf of the Company and specifying such removal and the intended date when it shall become effective. Such resignation or removal shall take effect upon the appointment by the Company, as hereinafter provided, of a successor Warrant Agent (which shall be a bank or trust company authorized under the laws of the jurisdiction of its organization to exercise corporate trust powers) and the acceptance of such appointment by such successor Warrant Agent. The obligation of the Company under Section 5.02(a) shall con-tinue to the extent set forth therein, notwithstanding the res-ignation or removal of the Warrant Agent.

                   (c) In case at any time the Warrant Agent shall resign, or shall be removed, or shall become incapable of act-ing, or shall be adjudged bankrupt or insolvent, or shall com-mence a voluntary case under the Federal bankruptcy laws, as now or hereafter constituted, or under any other applicable Federal or state bankruptcy, insolvency or similar law or shall consent to the appointment of or taking possession by a re-ceiver, custodian, liquidator, assignee, trustee, sequestrator (or other similar official) of the Warrant Agent or its prop-erty or affairs, or shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due, or shall take corporate action in furtherance of any such action, or a decree or order for relief by a court having jurisdiction in the premises shall have been entered in respect of the Warrant Agent in an invol-untary case under the Federal bankruptcy laws, as now or here-after constituted, or any other applicable Federal or state bankruptcy, insolvency or similar law, or a decree or order by a court having jurisdiction in the premises shall have been entered for the appointment of a receiver, custodian, liquida-tor, assignee, trustee, sequestrator (or similar official) of the Warrant Agent or of its property or affairs, or any public officer shall take charge or control of the Warrant Agent or of its property or affairs for the purpose of rehabilitation, con-servation, winding up or liquidation, a successor Warrant Agent, qualified as aforesaid, shall be appointed by the Com-pany by an instrument in writing, filed with the successor War-rant Agent. Upon the appointment as aforesaid of a successor Warrant Agent and acceptance by the successor Warrant Agent of such appointment, the Warrant Agent shall cease to be Warrant Agent hereunder.

                   (d) Any successor Warrant Agent appointed hereunder shall execute, acknowledge and deliver to its predecessor and to the Company an instrument accepting such appointment









         hereunder, and thereupon such successor Warrant Agent, without any further act, deed or conveyance, shall become vested with all the authority, rights, powers, trusts, duties and obliga-tions of such predecessor with like effect as if originally named as Warrant Agent hereunder, and such predecessor, upon payment of its charges and disbursements then unpaid, shall thereupon become obligated to transfer, deliver and pay over, and such successor Warrant Agent shall be entitled to receive, all monies, securities and other property on deposit with or held by such predecessor, as Warrant Agent hereunder.

                   (e) Any corporation into which the Warrant Agent hereunder may be merged or converted or any corporation with which the Warrant Agent may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Warrant Agent shall be a party, or any corporation to which the Warrant Agent shall sell or otherwise transfer all or sub-stantially all the assets and business of the Warrant Agent, provided that it shall be qualified as aforesaid, shall be the successor Warrant Agent under this Agreement without the execu-tion or filing of any paper or any further act on the part of any of the parties hereto.

                                   ARTICLE SIX

                                  MISCELLANEOUS
         SECTION 601.   Notice.

                   Any notices required or permitted to be given here-under [to the Company or the Warrant Agent] shall be in writing (including telegraphic, telex or facsimile transmission) and shall be duly given if (i) personally delivered or sent by telegraph, telex or facsimile, and (ii) mailed by certified or registered mail, postage prepaid, return receipt requested, addressed as follows:

                   If to the Company:

                                    Hecla Mining Company
                                    6500 Mineral Drive
                                    Coeur d'Alene, Idaho  83814
                                    Attention:  Vice President and
                                      General Counsel
                                    Facsimile No. (208) 769-4159













                   If to the Warrant Agent:




                                    Facsimile No.

                   [If registered Warrants -- If to the Warrantholder:

                                    At the address as it appears on the
                                    books of the Warrant Agent [or on
                                    the register of the Offered Securi-
                                    ties prior to the Detachable Date],
                                    or if such Warrantholder shall have
                                    filed with the Warrant Agent a writ-
                                    ten request that notices intended
                                    for such Warrantholder be mailed to
                                    some other address, at the address
                                    designated in such request.]

                   All such notices shall be effective: (i) if mailed or personally delivered, when received, or (ii) if sent by telegraph, telex or facsimile, when sent with evidence of transmission. The address to which notices hereunder should be sent may be changed by any party by giving notice of such change to the others in the manner provided in this Agreement.

                   [If bearer Warrants -- Any notices required or per-mitted to be given hereunder to the Warrantholder shall be duly given if published in a newspaper of general circulation in The City of New York and London and in such other cities where securities exchanges are located on which the Warrants and/or Warrant Securities are listed, if any, and shall be effective when so published.]

         SECTION 6.02   Notices and Demands to the Company and
                        Warrant Agent.

                   If the Warrant Agent shall receive any notice or demand addressed to the Company by the holder of a Warrant Cer-tificate pursuant to the provisions of the Warrant Certifi-cates, the Warrant Agent shall promptly forward such notice or demand to the Company.

         SECTION 6.03   Amendment.

                   This Agreement may be amended by the parties hereto, without the consent of the holder of any Warrant Certificate, for the purpose of curing any ambiguity, or of curing, correct-ing or supplementing any defective provision contained herein,









         or making any other provisions with respect to matters or ques-tions arising under this Agreement as the Company and the War-rant Agent may deem necessary or desirable; provided, however, that such action shall not affect adversely the interests of the holders of the Warrant Certificates. The Company and the Warrant Agent may also supplement or amend the Warrant Agree-ment in any other respect with the approval of the holders of a majority in number of the Warrants then outstanding; however, no such supplement or amendment may (i) shorten the expiration date of the Warrants, (ii) increase the Warrant Price or decrease the principal amount of Warrant Securities to be received upon exercise of a Warrant, or (iii) change the per-centage of the holders of Warrant Certificates who must consent to such amendment or supplement, without the consent of each holder affected thereby.

         SECTION 6.04   Saturdays, Sundays, Holidays, etc.

                   If the last or appointed day for the taking of any action or the expiration of any right required or granted pur-suant to this Agreement or the Warrant Certificates shall be a Saturday, Sunday or legal holiday in the United States, then such action may be taken or such right may be exercised on the next succeeding business day that is not a legal holiday.

         SECTION 6.05   Applicable Law.

                   The validity, interpretation and performance of this Agreement and each Warrant Certificate issued hereunder and of the respective terms and provisions thereof shall be governed by, and construed in accordance with, the laws of the State of
                        .

         SECTION 6.06   Obtaining of Governmental Approvals.

                   The Company from time to time will take all reason-able actions necessary to obtain and keep effective any and all permits, consents and approvals of governmental agencies and authorities and securities acts filings under Federal and state laws (including, without limitation, a registration statement in respect of the Warrants and Warrant Securities under the Securities Act of 1933, as amended (the "Securities Act")), which may be or become requisite in connection with the issu-ance, sale, transfer and delivery of the Warrant Securities issued upon exercise of the Warrant Certificates, the exercise of the Warrants, the issuance, sale, transfer and delivery of the Warrants or upon the expiration of the period during which the Warrants are exercisable.











                   If there is no effective registration statement in respect of the Warrants and Warrant Securities under the Secu-rities Act, no Warrantholder may sell or transfer any or all of such Warrants or Warrant Securities, as the case may be, with-out first providing the Company with an opinion of counsel (which may be counsel for the Company) to the effect that such sale or transfer will be exempt from the registration and pro-spectus delivery requirements of the Securities Act.

         SECTION 6.07   Delivery of Prospectus.

                   If the issuance and sale of the Warrant Securities are registered under the Securities Act, the Company will fur-nish to the Warrant Agent sufficient copies of a prospectus relating to the Warrant Securities deliverable upon exercise of the Warrants (the "Prospectus"), and the Warrant Agent agrees that upon the exercise of any Warrant, the Warrant Agent will deliver a Prospectus to the holder of the Warrant Certificate evidencing such warrant prior to or concurrently with the delivery of the Warrant Securities issued upon such exercise. The Warrant Agent shall not, by reason of any such delivery, assume any responsibility for the accuracy or adequacy of such Prospectus.

         SECTION 6.08   Persons Having Rights Under
                        Warrant Agreement.

                   Nothing in this Agreement shall give to any person other than the Company, the Warrant Agent and the holders of the Warrant Certificates any right, remedy or claim under or by reason of this Agreement.

         SECTION 6.09   Headings.

                   The descriptive headings of the several Articles and Sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

         SECTION 6.10   Counterparts.

                   This Agreement may be executed in any number of coun-terparts, each of which as so executed shall be deemed to be an original, but such counterparts shall together constitute but one and the same instrument.

         SECTION 6.11   Inspection of Agreement.

                   A copy of this Agreement shall be available at all reasonable times at the principal corporate trust office of the









         Warrant Agent for inspection by the holder of any Warrant Cer-tificate. The Warrant Agent may require such holder to submit his Warrant Certificate for inspection by it.

         SECTION 6.12   Successors and Assigns.

                   All the covenants and provisions of this Agreement by or for the benefit of the Company or the Warrant Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

                   IN WITNESS WHEREOF, Hecla Mining Company and
                          have caused this Agreement to be signed by their respective duly authorized officers, and their respective corporate seals to be affixed hereunto, and the same to be attested by their respective Secretaries or one of their respective Assistant Secretaries, all as of the day and year first above written.

                                       HECLA MINING COMPANY


                                       By
                                          Name:
                                          Title:


         Attest:


         By
            Name:
            Title:


                                       [Warrant Agent]


                                       By
                                          Name:
                                          Title:


         Attest:


         By
            Name:
            Title:



             WLR&K DRAFT
                                                         8/9/95
                                                         Exhibit 4.3(f)

                                                         Exhibit A




                           FORM OF WARRANT CERTIFICATE*

                          [Face of Warrant Certificate]
         [Form of Legend if Offered Securities with War-     Prior to          , this Warrant Certificate can-
         rants that are not immediately detachable.          not be transferred or exchanged unless attached to
                                                             a [Title of Offered Securities].]

         [Form of Legend if Warrants are not immediately     Prior to          , Warrants evidenced by this
         exercisable.                                        Warrant Certificate cannot be exercised.]

                     EXERCISABLE ONLY IF COUNTERSIGNED BY THE
                         WARRANT AGENT AS PROVIDED HEREIN

                               HECLA MINING COMPANY
                               WARRANTS TO PURCHASE
                          [Title of Warrant Securities]

              VOID AFTER 5 P.M., NEW YORK CITY TIME, ON            .

         No.                                                    Warrants

                   This certifies that [                   or registered
         assigns is the registered] [the bearer hereof is the] owner of the above indicated number of Warrants, each Warrant entitling such owner [if Offered Securities with Warrants that are not immediately detachable --, subject to the [bearer] [registered owner] qualifying as a "holder" of this Warrant Certificate, as hereinafter defined] to purchase, at any time [after 5 P.M.,
         New York City time, on               and] on or before 5 P.M.,
         New York City time, on              , $           principal
         amount of [Title of Warrant Securities] (the "Warrant Securi-ties"), of Hecla Mining Company (the "Company"), issued and to be issued under the Indenture (as hereinafter defined), on the
         following basis:  [during the period from              ,
         through and including            ,] each Warrant shall entitle
         the holder thereof, subject to the provisions of the Warrant Agreement under which these Warrants are issued, to purchase from the Company the principal amount of Warrant Securities stated above in this Warrant Certificate at the exercise price
         of $        plus [accrued amortization of the original issue
         discount] [accrued interest] from             ; [during the
         period from           , through and including               ,
         the exercise price of each Warrant will be                plus
         [accrued amortization, if any, of the original issue discount] [accrued interest], if any, from the most recent date from which interest shall have been paid on the Warrant Securities or, if no interest shall have been paid on the Warrant



                                       A-1
         _____________________
         *    For Debt Securities.







         Securities, from             ;] [in each case, the original
         issue discount will be amortized at a      percent annual rate,
         computed on an annual basis using the "interest" method and using a 360-day year consisting of twelve 30-day months] (the "Warrant Price"). [The original issue discount for each principal amount of Warrant Securities is
                   .] The holder may exercise the Warrants evidenced hereby by providing certain information set forth on the back hereof and by paying in full [in lawful money of the United States of America] [applicable currency] [in cash or by certi-fied check or official bank check or by bank wire transfer, in each case,] [by bank wire transfer] in [immediately available] [next-day] funds, the Warrant Price for each Warrant exercised to the Warrant Agent (as hereinafter defined) and by surrender-ing this Warrant Certificate, with the purchase form on the back hereof duly executed, at the corporate trust office of [name of Warrant Agent], or its successor as warrant agent (the
         "Warrant Agent"), [or           ], which is, on the date
         hereof, at the address specified on the reverse hereof, and upon compliance with and subject to the conditions set forth herein and in the Warrant Agreement (as hereinafter defined).

                   The term "holder" as used herein shall mean [if Offered Securities with Warrants that are not immediately
         detachable --, prior to             (the "Detachable Date"),
         the [bearer] [registered owner] of the Company's [title of Offered Securities] to which this Warrant Certificate is ini-tially attached, and after such Detachable Date,] [the bearer of this Warrant Certificate] [the person in whose name at the time of this Warrant Certificate shall be registered upon the books to be maintained by the Warrant Agent for that purpose pursuant to Section 4.01 of the Warrant Agreement].

                   Any whole number of Warrants evidenced by this War-rant Certificate may be exercised to purchase Warrant Securi-ties in [registered] [bearer] form in denominations of and any integral multiples thereof. Upon any exer-cise of fewer than all of the Warrants evidenced by this War-rant Certificate, there shall be issued to the holder hereof a new Warrant Certificate evidencing the number of Warrants remaining unexercised.

                   This Warrant Certificate is issued under and in accordance with the Warrant Agreement dated as of (the "Warrant Agreement") by and between the Company and the Warrant Agent and is subject to the terms and provisions con-tained in the Warrant Agreement, to all of which terms and pro-visions the holder of this Warrant Certificate consents by acceptance hereof. Copies of the Warrant Agreement are on file









         at the above-mentioned office of the Warrant Agent [and at
                      ].

                   [If Offered Securities with Warrants that are not
         immediately detachable -- Prior to             , this Warrant
         Certificate may be exchanged or transferred only together with the [Title of Offered Securities] (the "Offered Securities") to which this Warrant Certificate was initially attached, and only for the purpose of effecting, or in conjunction with, an exchange or transfer of such Offered Security. After such date, transfer] [if Offered Securities with Warrants that are immediately detachable -- Transfer] [If registered Warrants -- of this Warrant Certificate may be registered when this Warrant Certificate is surrendered at the corporate trust office of the
         Warrant Agent [or            ] by the registered owner or such
         owner's assigns, in person or by an attorney duly authorized in writing, in the manner and subject to the limitations provided in the Warrant Agreement.] [If bearer Warrants -- of this War-rant Certificate shall be effected by delivery and the Company and the Warrant Agent may treat the bearer hereof as the owner for all purposes.]

                   [If Offered Securities with Warrants that are not immediately detachable -- Except as provided in the immediately preceding paragraph, after] [If Offered Securities with War-rants which are immediately detachable or Warrant alone -- After] countersignature by the Warrant Agent and prior to the expiration of this Warrant Certificate, this Warrant Certifi-cate may be exchanged at the corporate trust office of the War-
         rant Agent [or             ] for Warrant Certificates repre-
         senting the same aggregate number of Warrants.

                   This Warrant Certificate shall not entitle the holder hereof to any of the rights of a holder of the Warrant Securi-ties, including, without limitation, the right to receive pay-ments of principal of, premium, if any, or interest, if any, on the Warrant Securities or to enforce any of the covenants of the Indenture.





















                   This Warrant Certificate shall not be valid or obligatory for any purpose until countersigned by the Warrant Agent.

                   Dated as of                          .


                                       HECLA MINING COMPANY


                                       By
                                          Name:
                                          Title:

         Attest:


         By
            Name:
            Title:


         Countersigned:



             As Warrant Agent


         By
            Authorized Signature



























                         [REVERSE OF WARRANT CERTIFICATE]

                       INSTRUCTIONS FOR EXERCISE OF WARRANT

                   To exercise the Warrants evidenced hereby, the holder of this Warrant Certificate must pay in [United States dollars] [applicable currency] [in cash or by certified check or offi-cial bank check or by bank wire transfer] [by bank wire trans-fer] in [immediately available] [next-day] funds the Warrant Price in full for each of the Warrants exercised to [insert name of Warrant Agent] [Corporate Trust Department] [insert
         address of Warrant Agent], Attn.                         [or
                         ], which [payment] [wire transfer] must specify the name of the holder and the number of Warrants exercised by such holder. In addition, such holder must complete the in-formation required below, [including the applicable certifica-tion with respect to Warrant Securities in bearer form], and present this Warrant Certificate in person or by mail (certi-fied or registered mail is recommended) to the Warrant Agent at the appropriate address set forth below. This Warrant Certif-icate, completed and duly executed, must be received by the Warrant Agent within five business days of the [payment] [wire transfer].

                     TO BE EXECUTED UPON EXERCISE OF WARRANT

                   The undersigned hereby irrevocably elects to exercise
                 Warrants, evidenced by this Warrant Certificate, to
         purchase           principal amount of the [Title of Warrant
         Securities] (the "Warrant Securities") of Hecla Mining Company and represents that the undersigned has tendered payment for such Warrant Securities in [Dollars] [applicable currency] [in cash or by certified check or official bank check or by bank wire transfer, in each case] [by bank wire transfer] in [im-mediately available] [next-day] funds to the order of Hecla Mining Company, c/o [insert name and address of Warrant Agent],
         in the amount of               in accordance with the terms
         hereof. The undersigned requests that said principal amount of Warrant Securities be in [bearer] [fully registered] form in the authorized denominations, registered in such names and delivered all as specified in accordance with the instructions set forth below. [However, unless otherwise designated by the Company, Warrant Securities in bearer form shall be delivered to or upon the order of the holder of such Warrant Certificate only outside the United States and its possessions.]

                   If the number of Warrants exercised is less than all of the Warrants evidenced hereby, the undersigned requests that a new Warrant Certificate representing the remaining Warrants










         evidenced hereby be issued and delivered to the undersigned unless otherwise specified in the instruction below.

         Dated:                                 Name

                                                Address


         (Insert Social Security or Other
         Identifying Number of Holder)    (Signature must conform in all
                                          respects to name of holder as
                                          specified on the face of this
         Signature Guaranteed             Warrant Certificate and must bear a
                                          signature guarantee by a bank, trust
                                          company or member broker of the New
                                          York Stock Exchange)

          The Warrants evidenced hereby may be exercised at the following addresses:

         By hand at




         By mail at





                [Instructions as to form and delivery of Warrant Securities and, if applicable, Warrant Certificates evidencing
                    unexercised Warrants -- complete as appropriate.]


























                      [If registered Warrants -- ASSIGNMENT

                   [FORM OF ASSIGNMENT TO BE EXECUTED IF HOLDER
                  DESIRES TO TRANSFER WARRANTS EVIDENCED HEREBY]

                   FOR VALUE RECEIVED
         hereby sells, assigns and transfers unto


         (Please print name)             (Please insert social security
                                         or other identifying number)


         (Address)


         (City, including zip code)


         the Warrants represented by the within Warrant Certificate and
         does hereby irrevocably constitute and appoint              as
         Attorney to transfer said Warrant Certificate on the books of the Warrant Agent with full power of substitution in the premises.

         Dated:


                                       Signature

                                       (Signature must conform in all
                                       respects to name of holder as
                                       specified on the face of this
                                       Warrant Certificate and must bear
                                       a signature guarantee by a bank,
                                       trust company or member broker of
                                       the New York Stock Exchange)

         Signature Guaranteed

                               ]












                                                          WLR&K DRAFT
                                                          8/9/95
                                                          Exhibit B






                      CERTIFICATION AS TO NON-U.S. OWNERSHIP



              [Form of certificate to be given by person requesting
                     delivery of bearer Warrant Security upon
                               exercise of Warrant]

                                   CERTIFICATE

                               HECLA MINING COMPANY

         [Title of Warrant Securities] Issuable Upon Exercise of
         Warrants ("Warrant Securities")

         To:  Hecla Mining Company
              [Name of Warrant Agent], or
              Warrant Agent

                   This certificate is submitted in connection with the exercise of the Warrant Certificate relating to the Warrant Securities, by delivery to you of the election to purchase
         dated as of                        .

                   The undersigned hereby certifies that, as of the date hereof, the Warrant Securities which are to be delivered to the undersigned in bearer form upon the exercise by the undersigned of such Warrant Certificate (i) are owned by persons that are not United States Persons, as defined below; (ii) are owned by United States Persons that are (A) foreign branches of United States financial institutions (as defined in U.S. Treasury Reg-ulations Section 1.165-12(c)(1)(v)) ("financial institutions") purchasing for their own account or for resale, or (B) United States Persons who acquired the obligations through foreign branches of United States financial institutions and who hold the obligations through such financial institutions on the date hereof (and in either case (A) or (B), each such United States financial institution provides a certificate in the form that follows this certificate); or (iii) are owned by United States or foreign financial institutions for purposes of resale during the restricted period (as defined in the U.S. Treasury Regula-tions Section 1.163-5(c)(2)(i)(D)(7)), which United States or foreign institutions described in clause (iii) above (whether or not also described in clause (i) or (ii)) certify that they have not acquired the obligations for purposes of resale directly or indirectly to a United States Person or to a person within the United States or its possessions. The undersigned undertakes











         to advise you by tested telex or electronic transmission fol-lowed by written confirmation if the statement in the immedi-ately preceding sentence is not correct on the date of delivery of the above-captioned Warrant Securities in bearer form.

                   The undersigned understands that this certificate is required in connection with United States tax laws. The under-signed irrevocably authorizes you to produce this certificate or a copy hereof to any interested party in any administrative or legal proceedings with respect to the matters covered by this certificate. "United States Person" shall mean a citizen or resident of the United States of America (including the Dis-trict of Columbia), a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof or an estate or trust that is subject to United States Federal income taxation regardless of the source of its income.

                   Date:

                                  [Name of Person Entitled to Receive
                                  Warrant Security Described Herein]



                                  (Authorized Signatory)

                                  Name:

                                  Title:
















         Subject to change in accordance with changes in applicable tax laws and regulations.











                       [Form of Certificate of Status as a
             Foreign Branch of a United States Financial Institution]

                                   CERTIFICATE

                               HECLA MINING COMPANY

         [Title of Warrant Securities] Issuable Upon Exercise of
         Warrants ("Warrant Securities")

         To:  Hecla Mining Company
              [Name of Warrant Agent], or
              Warrant Agent

                   This certificate is submitted in connection with the exercise of the Warrant Certificate relating to the Warrant Securities, by delivery to you of the election to purchase
         dated as of                    .

                   The undersigned represents that it is a branch located outside the United States of a United States securities clearing organization, bank or other financial institution (as defined in U.S. Treasury Regulations Section 1.165-12(c)(1)(v)) that hold customers' securities in the ordinary course of its trade or business and agrees that it will comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the Inter-nal Revenue Code of 1986, as amended, and the regulations thereunder and is not purchasing for resale directly or indi-rectly to a United States Person or to a person within the United States or its possessions. We undertake to advise you by tested telex or electronic transmission followed by written confirmation if the statement in the immediately preceding sen-tence is not correct on the date of delivery of the above cap-tioned Warrant Securities in bearer form.

























                   The undersigned understands that this certificate is required in connection with the United States tax laws. The undersigned irrevocably authorizes you to produce this certifi-cate or a copy hereof to any interested party in any adminis-trative or legal proceedings with respect to the matters cov-ered by this certificate.

                   Date:

                                   [Name of Person Entitled to Delivery
                                   of Warrant Security Described Herein]


                                   (Authorized Signatory)

                                   Name:

                                   Title:






























         Subject to change in accordance with changes in applicable tax laws and regulations.


                                       B-4